Subsequent Events	12 Months Ended
Oct. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
20.	SUBSEQUENT EVENTS

Private Placement

From November 10, 2022 to December 16, 2022, the Company completed a series of tranches of a private placement, issuing a total of 15,938,250 common shares at a price of $CDN 0.45 per common share for gross proceeds of $CDN 7,172,213 ($5,235,350). The Company paid finder’s fees totaling $CDN 84,432 ($61,629) to agents with respect to certain purchasers who were introduced to the Company. The Company incurred other offering costs associated with this private placement in the amount of $43,484.

Of this private placement, Teck Resources Limited purchased 6,650,000 of the common shares issued, and owns 9.7% of the Company’s outstanding shares as of February 24, 2023.